SAXON ASSET SECURITIES COMPANY
                    MORTGAGE LOAN ASSET BACKED CERTIFICATES,
                                  SERIES 2001-1

                             UNDERWRITING AGREEMENT

                                                           Dated: March 23, 2001

To:  Saxon Asset Securities Company (the "Company")

     Saxon Mortgage Inc. ("SMI")

Re:  Standard Terms to Underwriting Agreement (June 1997 Edition)

Series
Designation: Mortgage Loan Asset Backed Certificates, Series 2001-1, Class ----------- AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6,
              Class MF-1, Class MF-2, Class BF-1, Class PF-1, Class AV-1, Class
              MV-1, Class MV-2, Class BV-1, Class PV-1, Class A-IO, Class C and
              Class R (collectively the "Certificates"). The Class AF-1, Class
              AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class Class
              MF-1, Class MF-2, Class BF-1, Class AV-1, Class MV-1, Class MV-2,
              Class BV-1 and Class A-IO Certificates are referred to herein as the "Underwritten Certificates."

              UNDERWRITING AGREEMENT: Subject to the terms and conditions set forth and incorporated by reference herein, the Company hereby agrees to issue and sell to Banc of America Securities LLC, Credit Suisse First Boston Corporation, Greenwich Capital Markets, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated. (collectively, the "Underwriters"), and the Underwriters hereby agree to purchase from the Company, on or about March 29, 2001, the Underwritten Certificates at the purchase price and on the terms set forth below; PROVIDED, HOWEVER, that the obligations of the Underwriters are subject to: (i) receipt by the Company of (a) the ratings specified in the table below by Moody's Investors Service ("Moody's"), and Fitch, Inc. ("Fitch" and together with Moody's, the "Rating Agencies") with respect to each Class of Certificates;
(ii) receipt of a Prospectus Supplement in form and substance satisfactory to the Underwriters; and (iii) the Sales Agreement dated as of March 23, 2001 by and between the company and SMI and the Trust Agreement (as defined below) each being in form and substance satisfactory to the Underwriters.

              The Certificates will be issued pursuant to a Trust Agreement, dated as of March 1, 2001 (the "Trust Agreement"), by and among the Company, SMI, as Master Servicer (the "Master Servicer"), and Bankers Trust Company as Trustee (the "Trustee"). The Certificates will represent in the aggregate the entire beneficial ownership interest in the assets of the Trust created under the Trust Agreement (the "Trust"), which will consist primarily of two pools of conventional, one- to four-family, mortgage loans with original terms to stated maturity of not more than 30 years which have the characteristics described in the Prospectus Supplement (the "Mortgage Loans").

              The Company and SMI specifically covenant to make available on the Closing Date for sale, transfer and assignment to the Trust, Mortgage Loans having the characteristics described in the Prospectus Supplement; PROVIDED, HOWEVER, that there may be immaterial variances from the description of the Mortgage Loans in the Prospectus Supplement and the actual Mortgage Loans delivered on the Closing Date. Upon delivery of the Mortgage Loans to the Company, the Company will deliver such Mortgage Loans to the Trust.

              REGISTRATION STATEMENT: References in the Agreement (as defined below) to the Registration Statement shall be deemed to include registration statement no. 333-35370.

              AGGREGATE SCHEDULED PRINCIPAL BALANCE OF MORTGAGE LOANS:
Approximately $390,234,844.73 (as of the Cut-off Date), including approximately $226,606,949.70 of fixed-rate Mortgage Loans and approximately $163,627,895 of Variable Rate Mortgage Loans. In addition, approximately $99,765,155.27 will be deposited into the Pre-Funding Account.

              CUT-OFF DATE: As of the close of business March 1, 2001.

TERMS OF THE CERTIFICATES:

----------------------------------------------------------------------------------------------------------------
Series 2001-1                 Initial           Pass-Through       Proposed       CUSIP Number       Sale of the
Designation                  Principal              Rate          Ratings by                        Certificates
                              Amount                              Moody's and
                                                                    Fitch
----------------------------------------------------------------------------------------------------------------

Class AF-1                 $ 79,000,000          5.448%(2)          Aaa/AAA        805564 HS 3           (5)
----------------------------------------------------------------------------------------------------------------

Class AF-2                 $ 41,500,000          5.417%(2)          Aaa/AAA        805564 HT 1           (5)
----------------------------------------------------------------------------------------------------------------

Class AF-3                 $ 39,000,000          5.752%(2)          Aaa/AAA        805564 HU 8           (5)
----------------------------------------------------------------------------------------------------------------

Class AF-4                 $ 36,400,000          6.310%(2)          Aaa/AAA        805564 HV 6           (5)
----------------------------------------------------------------------------------------------------------------

Class AF-5                 $ 22,900,000          6.853%(2)          Aaa/AAA        805564 HW 4           (5)
----------------------------------------------------------------------------------------------------------------

Class AF-6                 $ 28,000,000          6.270%(2)          Aaa/AAA        805564 HX 2           (5)
----------------------------------------------------------------------------------------------------------------

Class MF-1                 $ 16,800,000          6.926%(2)          Aa2/AA         805564 HY 0           (5)
----------------------------------------------------------------------------------------------------------------

Class MF-2                 $ 11,900,000          7.371%(2)           A2/A          805564 HZ 7           (5)
----------------------------------------------------------------------------------------------------------------

Class BF-1                 $  6,300,000          7.815%(2)         Baa2/BBB        805564 JA 0           (5)
----------------------------------------------------------------------------------------------------------------

Class AV-1                 $176,400,000             (3)             Aaa/AAA        805564 JB 8           (5)
----------------------------------------------------------------------------------------------------------------

Class MV-1                 $ 16,275,000             (3)             Aa2/AA         805564 JC 6           (5)
----------------------------------------------------------------------------------------------------------------

Class MV-2                 $ 11,550,000             (3)              A2/A          805564 JD 4           (5)
----------------------------------------------------------------------------------------------------------------

Class BV-1                 $  5,775,000             (3)            Baa2/BBB        805564 JE 2           (5)
----------------------------------------------------------------------------------------------------------------

Class A-IO                      (1)                6.00%            Aaa AAA        805564 JF 9           (5)
----------------------------------------------------------------------------------------------------------------

Class PF-1                      N/A                 N/A               (4)              N/A               (6)
----------------------------------------------------------------------------------------------------------------

Class PV-1                      N/A                 N/A               (4)              N/A               (6)
----------------------------------------------------------------------------------------------------------------

Class C                         N/A                 N/A               (4)              N/A               (6)
----------------------------------------------------------------------------------------------------------------

Class R                         N/A                 N/A               (4)              N/A               (6)
----------------------------------------------------------------------------------------------------------------

-------------------------

(1) The Class A-IO Certificates are not entitled to distributions of principal but are each entitled to distributions of interest calculated on the basis of a notional balance (as further described in the Prospectus Supplement) initially equal to $107,040,000.

(2) On any Distribution Date, the Pass-Through Rates for the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, and Class BF-1 will equal the lesser of (i) the Pass-Through Rate set forth above (subject, in the case of the AF-5, MF-1 and MF-2 Certificates, to a 0.50% increase for any Distribution Date after the Initial Optional Redemption Date) and (ii) the Group I Net Rate (as defined in the Trust Agreement).

(3) On each Distribution Date, the Variable Rate Pass-Through Rates per annum will equal the least of: (i) One Month LIBOR plus the related spread (subject, in the case of the AV-1, MV-1 and MV-2 certificates, to an increase for any Distribution Date after the initial Optional Redemption Date, as set forth in the Trust Agreement); (ii) the weighted Average of the maximum lifetime Mortgage Interest Rates on the Mortgage Loans in the Variable Rate Group, less the Servicing Fee Rate, the Master Servicing Fee Rate, the A-IO-II Adjusted Rate (as defined in the Trust Agreement), as applicable; and (iii) the applicable Available Funds Cap (as further described in the Prospectus Supplement).

(4) No ratings have been requested by the Underwriters for the Class PF-1, Class PV-1, Class C and Class R Certificates.

(5) The Underwritten Certificates will be purchased by the Underwriters from the Company and will be offered by the Underwriters to the public from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale.

(6) The Class PF-1, Class PV-1, Class C and Class R Certificates will be sold to the Company in a privately negotiated transaction.

              UNDERWRITTEN CERTIFICATES RATINGS: It is agreed that as a further condition of the Underwriters' obligation to purchase the Underwritten Certificates, the ratings indicated above by the Rating Agencies on the Underwritten Certificates shall not have been rescinded and there shall not have occurred any downgrading, or public notification of a possible downgrading or public notice of a possible change, without indication of direction, in the ratings accorded the Underwritten Certificates.

              MORTGAGE LOANS: Mortgage Loans having the approximate characteristics described in the Prospectus Supplement with the final schedule attached as Schedule I to the Trust Agreement.

              PRINCIPAL AND INTEREST DISTRIBUTION DATES: Each Distribution Date shall be the 25th day of each month, or if such day is not a business day, the next succeeding business day, commencing in April 2001.

              REMIC ELECTION: One or more elections will be made to treat the Mortgage Loans and related assets of the Trust as a real estate mortgage investment conduit (the "REMIC"). The Underwritten Certificates and the Class PF-1, Class PV-1 and Class C Certificates will be designated as "regular interests" in the REMIC. The Class R Certificates will be designated as the "residual interest" in the REMIC.

              PURCHASE PRICE: The Underwriters hereby agree to purchase each Class of Underwritten Certificates from the Company at the applicable purchase price set forth below, plus, in the case of the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, and Class BF-1 Certificates, accrued interest at the applicable Pass-Through Rate from the close of business on March 1, 2001 through the Closing Date. Each such purchase price is expressed as a percentage of the initial principal amount of the related Mortgage Loan pool.

                                               Purchase Price
                                               --------------
                        Class AF-1               99.87940%
                        Class AF-2               99.83900%
                        Class AF-3               99.80900%
                        Class AF-4               99.75770%
                        Class AF-5               99.65510%
                        Class AF-6               99.67990%
                        Class MF-1               99.54680%
                        Class MF-2               99.39860%
                        Class BF-1               99.19870%
                        Class AV-1               99.80000%
                        Class MV-1               99.55000%
                        Class MV-2               99.40000%
                        Class BV-1               99.20000%
                        Class A-IO               11.31915%

     Each of the Underwriters agrees, severally and not jointly, subject to the terms and conditions contained herein and in the Standard Terms to Underwriting Agreement (June 1997 Edition), to purchase the principal balances of the Classes of Certificates specified opposite its name below:

--------------------------------------------------------------------------------------------------------
                                                                      Greenwich         Merrill Lynch,
Series 2001-1           Banc of America        Credit Suisse           Capital         Pierce, Fenner &
 Designation             Securities LLC        First Boston         Markets, Inc.     Smith Incorporated
--------------------------------------------------------------------------------------------------------
Class AF-1                 22,375,000           18,875,000           18,875,000          18,875,000
--------------------------------------------------------------------------------------------------------
Class AF-2                 11,725,000            9,925,000            9,925,000           9,925,000
--------------------------------------------------------------------------------------------------------
Class AF-3                 11,100,000            9,300,000            9,300,000           9,300,000
--------------------------------------------------------------------------------------------------------
Class AF-4                  9,775,000            8,275,000            8,275,000           8,275,000
--------------------------------------------------------------------------------------------------------
Class AF-5                  6,532,000            5,456,000            5,456,000           5,456,000
--------------------------------------------------------------------------------------------------------
Class AF-6                  7,750,000            6,750,000            6,750,000           6,750,000
--------------------------------------------------------------------------------------------------------
Class MF-1                  4,749,000            4,017,000            4,017,000           4,017,000
--------------------------------------------------------------------------------------------------------
Class MF-2                  3,363,500            2,845,500            2,845,500           2,845,500
--------------------------------------------------------------------------------------------------------
Class BF-1                  1,780,500            1,506,500            1,506,500           1,506,500
--------------------------------------------------------------------------------------------------------
Class AV-1                 49,014,750           42,461,750           42,461,750          42,461,750
--------------------------------------------------------------------------------------------------------
Class MV-1                  4,521,750            3,917,750            3,917,750           3,917,750
--------------------------------------------------------------------------------------------------------
Class MV-2                  3,209,250            2,780,250            2,780,250           2,780,250
--------------------------------------------------------------------------------------------------------
Class BV-1                  1,604,250            1,390,250            1,390,250           1,390,250
--------------------------------------------------------------------------------------------------------
Class A-IO                111,680,000                   --                   --                  --
--------------------------------------------------------------------------------------------------------

              CLOSING DATE AND LOCATION: 10:00 a.m. Eastern Time on or about March 29, 2001, at the offices of McGuireWoods LLP, One James Center, 901 E. Cary Street, Richmond, VA 23219. The Company will deliver the Underwritten Certificates in book-entry form only through the same day funds settlement system of the relevant Depositories, and the Class PF-1, Class PV-1, Class C and Class R Certificates in certificated, fully registered form on or about March 29, 2001.

              DUE DILIGENCE: At any time prior to the Closing Date, the Underwriters have the right to inspect the Mortgage Loan Files, the related mortgaged properties and the loan origination procedures to ensure conformity with the Prospectus and the Prospectus Supplement.

              CONTROLLING AGREEMENT: This Underwriting Agreement, together with the Standard Terms to Underwriting Agreement (June 1997 Edition) (together, the "Agreement"), completely sets forth the agreements between the Company and SMI and the Underwriters and fully supersedes all prior agreements, both written and oral, relating to the issuance of the Underwritten Certificates and all matters set forth herein. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement. Notwithstanding the foregoing, the Standard Terms are hereby amended for purposes of the Agreement as follows: (i) there shall be added to the final sentence of Section 1(ii) thereof the words ", the Trustee, DTC," immediately following the phrase "any Credit Enhancer" therein and (ii) the phrase "upon notice of the Underwriters" in the last paragraph of Section 6(i) thereof shall be amended to read "upon notice to the Underwriters".

              INFORMATION PROVIDED BY THE UNDERWRITERS: It is understood and agreed that the information set forth under the heading "Underwriting" in the Prospectus Supplement and the sentence regarding the Underwriters's intention to establish a market in the Underwritten Certificates on the inside front Cover Page of the Prospectus Supplement is the only information furnished by the Underwriters to the Company for inclusion in the Registration Statement and the Final Prospectus.

              COLLATERAL TERM SHEETS, STRUCTURAL TERM SHEETS AND COMPUTATIONAL
MATERIALS: The Underwriters hereby represent and warrant that (i) a hard copy of the information provided by the Underwriters to the Company in electronic form and attached hereto as Exhibit A, if any, constitutes all "Collateral Term Sheets" or "Structural Term Sheets" (that are required to be filed with the

Commission within two business days of first use under the terms of the response of the staff of the Commission to a No-Action request from the Public Securities Association (made generally available March 9, 1995)) disseminated by the Underwriters to investors in connection with the Underwritten Certificates and
(ii) a hard copy of the information provided by the Underwriters to the Company and attached hereto as Exhibit B, if any, constitutes all "Computational Materials" disseminated by the Underwriters in connection with the Underwritten Certificates.

              TRUSTEE: Bankers Trust Company will act as Trustee of the Trust.

              BLUE SKY QUALIFICATIONS: The Underwriters specify, and the parties intend to qualify the Underwritten Certificates in, no jurisdictions pursuant to the Agreement.

              STATE LAW TAX OPINION: At Closing, the Underwriters shall have received from Dewey Ballantine LLP, an opinion dated the Closing Date and satisfactory in form and substance to the Underwriters, as to the tax treatment of the Certificates under California law.

              APPLICABLE LAW: THE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

              NOTICES: All communications hereunder, if sent to the Underwriters, shall be mailed, delivered or telegraphed and confirmed to Banc of America Securities LLC; 100 North Tryon Street, 11th Floor; Charlotte, North Carolina 28255.

                                    * * * * *

              The Underwriters agree, subject to the terms and provisions of the Underwriting Agreement (June 1997 edition), a copy of which is attached, and which is incorporated by reference herein in its entirety and made a part hereof to the same extent as if such provisions had been set forth in full herein, to purchase the Underwritten Certificates.

                                       BANC OF AMERICA SECURITIES LLC
                                       on behalf of the Underwriters


                                       By: /s/ PAUL SCIALABBA
                                          -------------------------
                                          Name: Paul Scialabba
                                          Title:


Accepted and Acknowledged
  As of the Date First Above
  Written:

SAXON ASSET SECURITIES COMPANY


By: /s/ BRADLEY D. ADAMS
    ----------------------------
    Name:  Bradley D. Adams
    Title: Senior Vice President


SAXON MORTGAGE, INC.


By: /s/ BRADLEY D. ADAMS
    ----------------------------
    Name:  Bradley D. Adams
    Title: Senior Vice President

                       SAXON ASSET SECURITIES TRUST 2001-1

                     MORTGAGE LOAN ASSET BACKED CERTIFICATES


                                  SERIES 2001-1



                                 TRUST AGREEMENT


                            dated as of March 1, 2001


                                      among


                         SAXON ASSET SECURITIES COMPANY,

                                  as Depositor



                              SAXON MORTGAGE, INC.,

                               as Master Servicer


                                       and


                             BANKERS TRUST COMPANY,

                                   as Trustee

                                TABLE OF CONTENTS

Article I Definitions......................................................   8

   Section 1.01.  Standard Terms; Section References.......................   8

   Section 1.02.  Defined Terms............................................   9


Article II Formation of Trust; Conveyance of Mortgage Loans................  38

   Section 2.01.  Conveyance of Mortgage Loans.............................  38

   Section 2.02.  Purchase of Subsequent Mortgage Loans....................  38

   Section 2.03.  Pre-Funding Account and Capitalized Interest Account.....  41


Article III Remitting to Certificateholders................................  41

   Section 3.01.  (Reserved)...............................................  41

   Section 3.02.  (Reserved)...............................................  41

   Section 3.03.  Certificate Distributions................................  41

   Section 3.04.  Reports to the Depositor and the Trustee:................  46

   Section 3.05.  Reports by or on Behalf of the Master Servicer...........  47

   Section 3.06.  Advance Facility.........................................  48


Article IV The Certificates................................................  49

   Section 4.01.  The Certificates.........................................  49

   Section 4.02.  Denominations............................................  50

Article V Miscellaneous Provisions.........................................  50

   Section 5.01.  Request for Opinions.....................................  50

   Section 5.02.  Form of Certificates; Schedules and Exhibits;
                  Governing Law............................................  50

   Section 5.03.  Optional Termination.....................................  51

   Section 5.04.  Master Servicer; Certificate Registrar, Paying Agent
                  and Calculation Agent....................................  51

Schedule I:    The Mortgage Loans:           A.  Group I Mortgage Loans

                                             B.  Group II Mortgage Loans

Schedule II:   Sales Agreement

Schedule III:  Servicing Agreement

Schedule IV:   Form of Subsequent Sales Agreement

Exhibit AF:    1:  Form of Class AF-1 Certificate

               2:  Form of Class AF-2 Certificate

               3:  Form of Class AF-3 Certificate

               4:  Form of Class AF-4 Certificate

               5:  Form of Class AF-5 Certificate

               6:  Form of Class AF-6 Certificate

Exhibit MF:    1:  Form of Class MF-1 Certificate

               2:  Form of Class MF-2 Certificate

Exhibit BF:    1:  Form of Class BF-1 Certificate

Exhibit AV:    1:  Form of Class AV-1 Certificate

Exhibit MV:    1:  Form of Class MV-1 Certificate

               2:  Form of Class MV-2 Certificate

Exhibit BV:    1:  Form of Class BV-1 Certificate

Exhibit A-IO:  1:  Form of Class A-IO Certificate

Exhibit P:     1:  Form of Class P-1 Certificate

               2:  Form of Class P-2 Certificate

Exhibit C:         Form of Class C Certificate

Exhibit R:         Form of Class R Certificate

Exhibit I:         Reportable Exceptions

Exhibit J:         Form of Remittance Agency Agreement

Exhibit K:         Form of Security Release Certification

                                       ii